UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)         March 31, 2011

Rx Technologies Corp.

(Exact name of registrant as specified in its charter)

Florida	333-156942	26-3891952
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7076 Spyglass Avenue, Parkland, FL	33076
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(954) 599-3672

___________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02	Unregistered Sales of Equity Securities

On March 31, 2011, Rx Technologies Corp. issued a total of 5,500,000 common shares as follows:

•	4,000,000 common shares were issued for a total of $20,000 ($0.005 per common share) pursuant to the terms and conditions of a private placement.

•	1,500,000 common shares were issued as payment of $7,500 of loans to related parties ($0.005 per common share)

All 5,500,000 common shares were not registered under the Securities Act of 1933, as amended: under exemption contained in Section 4(2) of the Securities Act of 1933 and the shares issued bare a restrictive legend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Rx Technologies Corp.

Date: April 1, 2011	By:	/s/ Michael P. McManus
Michael P. McManus, President